Putnam
Diversified
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core Fixed
Income Team

Putnam Diversified Income Trust weathered a changing market environment in the 12 months ended September 30, 2000. At the beginning of fiscal 2000, Y2K-related concerns weighed on the markets. However, anticipating an uneventful transition, investors were confident enough to focus attention on the riskier sectors of the market. This confidence contributed to positive performance for these sectors into the new year. After the Y2K transition passed without incident, the euphoria of the market quickly dissipated into an environment filled with fears of inflation and fallout from the Federal Reserve Board's decisions to increase interest rates. At midyear a more stable market environment returned. Inflation remained benign, the U.S. economy showed signs of slowing, and the risk of further Fed rate increases ceased to be a real threat. This most recent environment, combined with the fund's diversified portfolio, helped the fund deliver solid performance over the period.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   2.96%  -1.95%    2.30%  -2.40%    2.22%   1.28%    2.74%  -0.59%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FIXED-INCOME MARKETS: TOPSY-TURVY YIELD CURVE

The performance of investment-grade securities was dominated by the economic environment and the action of the Treasury yield curve. In part, this environment was the result of the federal government's ambitious buyback of long-term U.S. Treasury bonds. These securities' shrinking supply and increasing demand pushed prices sharply higher; whereas, at the other end of the yield spectrum, the Fed's six increases in short-term interest rates from June 1999 through May 2000 depressed the prices of short-term Treasury investments.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS FOR CORPORATE BONDS AND NOTES]

TOP INDUSTRY SECTORS FOR CORPORATE BONDS AND NOTES*

Telecommunications            5.3%

Broadcasting                  2.7%

Telephone                     2.7%

Paper and
forest products               2.1%

Cable television              1.9%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.


The sharp decline in long-term rates and the sustained rise in short-term rates produced an inverted yield curve for most of the fiscal year. This situation not only impacted the performance of Treasuries but also affected the performance of other sectors, since Treasuries are viewed as benchmarks for most other segments of the fixed-income market.

The fund's positions in long-term Treasuries benefited from this environment and contributed to positive performance for the fund. The other principal investment-grade holdings consisted of mortgage-backed securities. With regard to the mortgage-backed holdings, the rising trend of mortgage rates held down refinancings and thus reduced certain risks inherent in these investments. We focused on securities that benefited most from the slowing pace of prepayments.

* HIGH-YIELD BONDS: A CONVERGENCE OF CIRCUMSTANCES

The combination of poor equity markets, defaults, and negative mutual fund cash flows contributed to the underperformance of high-yield bonds during the period. Although the sector delivered attractive yields, the price performance was negative as spreads widened throughout the period.

The high-yield bond market rallied in the fourth quarter of 1999, consistent with the performance of U.S. equity markets, especially the technology stocks. However, throughout most of 2000, as equity markets were experiencing corrections, this volatility also spilled over into the high-yield market.

Rising default rates over the past two years reduced demand for high-yield bonds even more. The rise in the default rate has received a great deal of attention. Historically the most stressful time for a corporation is the three-year period following issuance of high-yield bonds. The pattern of defaults that is now emerging can be attributed in part to the strong issuance in 1997 and 1998.

As they did in the equity markets, the technology and telecommunications sectors of the high-yield market hit a rough patch in 2000. We trimmed back the fund's holdings in the sector but it did not completely escape the effects.

* INTERNATIONAL MARKETS: MIXED RESULTS

Many emerging markets performed well during the period and we found attractive valuations in some of those areas. The generally healthy global economy was sustained during the period and commodity prices remained firm. Many of these emerging markets are exporters of oil; as oil prices rise, money flows into these countries.

"Glimmers of hope have begun to show up for bond funds . . . With the stock market bouncing around on its way to nowhere, this year bond funds are actually beating many stock funds, while also offering a much smoother ride . . . Bond funds have bounced on the perception that the U.S. economy has slowed and that the Federal Reserve is done raising interest rates for the rest of the year."

 -- The Wall Street Journal, October 9, 2000


The fund's positions in Mexico and Russia were among the strongest performers in those markets. The Mexican securities did well as the country experienced increased economic stability and the beneficial effects of the still vibrant U.S. economy continued to spill across the border. Russian holdings benefited not only from the positive fallout of restructuring in the aftermath of 1998 but also from a more market-oriented government and rising oil prices.

Within the developed market universe, we maintained an underweighted position in Japan. The economic improvement, coupled with potential supply issues, did not favor an overweight position. In addition, we took advantage of opportunities for further European integration over the fiscal year, notably in Greece and Denmark. Finally, the portfolio opportunistically took advantage of the government bonds of other countries, including, Canada, and Australia.

Unfortunately, the fund's currency exposure did not contribute to positive performance. The euro, in particular, continued its slow deterioration since the beginning of the period. The attractiveness of the U.S. economy lured capital flows out of Europe and, as a result, investors tended to buy the dollar and sell the euro.

OUTLOOK: A FEW MORE CLOUDS, THEN PERHAPS SOME SUN

Our current view is that Treasury yields will become more stable in the months ahead. The prospect that the economy will indeed experience a soft landing has become more of a likelihood. Such an eventuality has already been priced into the expectation of no further Fed tightening and the possibility of some easing in the months ahead.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS
Midland Funding II Corp. debentures
Series A, 11.75%, 2005

Echostar Broadband Corp. 144A senior
notes, 10.375%, 2007

Nextel Communications, Inc., senior
notes 9.375%, 2009

FOREIGN BONDS
Denmark (Kingdom of) bonds, 6.0%, 2009

Hellenic Greece (Republic of) bonds,
6.5%, 2014

Canada (Government of) bonds, series
WE00, 5.5%, 2002

U.S. INVESTMENT-GRADE SECURITIES
Federal National Mortgage Association
(Fannie Mae), 7.5%, TBA, October 1, 2015

U.S. Treasury Notes, 5.25%, May 15, 2004

U.S. Treasury Notes, 6.0%, August 15, 2009

Footnote reads:
These holdings represent 12.5% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.


Over the longer term, we continue to view mortgage-backed securities positively, particularly as the overall market moves beyond its current volatility. A stable environment generally favors mortgage-backed securities, since it tends to reduce the risk of prepayments.

Several factors point to a positive long-term outlook for high-yield bonds in 2001. Defaults should peak and start to decline. Yields are attractive on a historical basis. Moreover, many of the uncertainties that have caused the high-yield market to struggle show signs of subsiding. As the market becomes more stable, the opportunities offered by high-yield bonds should continue to improve.

Within the international marketplace, we continue to be cautious on Japan. In addition, we believe the euro is poised to recover since its fundamental value remains supportive. Finally, we currently are neutral on emerging markets. Despite economic stability and supportive commodity prices, specific country risks and improved valuations warrant a more cautious approach.

Although a bit more volatility and uncertainty may be in store in the months ahead, we believe the fund is well positioned to meet the challenges of fiscal 2001.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund share is not guaranteed and will fluctuate.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government and investment-grade, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/00

                     Class A        Class B         Class C          Class M
(inception dates)   (10/3/88)       (3/1/93)        (2/1/99)        (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            2.96%  -1.95%   2.30%  -2.40%   2.22%   1.28%   2.74%  -0.59%
------------------------------------------------------------------------------
5 years          24.23   18.31   19.74   18.05   19.65   19.65   22.76   18.79
Annual average    4.43    3.42    3.67    3.37    3.65    3.65    4.19    3.50
------------------------------------------------------------------------------
10 years        122.42  111.93  106.39  106.39  106.60  106.60  116.59  109.57
Annual average    8.32    7.80    7.51    7.51    7.53    7.53    8.03    7.68
------------------------------------------------------------------------------
Annual average
(life of fund)    7.62    7.18    6.79    6.79    6.82    6.82    7.31    7.01
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                                Salomon Bros.
                  Lehman Bros.    Non-U.S.   First Boston
                   Aggregate     World Govt.  High Yield      Consumer
                  Bond Index     Bond Index     Index        price index
-------------------------------------------------------------------------
1 year               6.99%         -7.86%        1.92%          3.46%
-------------------------------------------------------------------------
5 years             36.80           6.47        35.09          13.32
Annual average       6.47           1.26         6.20           2.53
-------------------------------------------------------------------------
10 years           116.80         101.90       204.16          30.82
Annual average       8.04           7.28        11.76           2.72
-------------------------------------------------------------------------
Annual average
(life of fund)       8.27           6.96         9.36           3.14
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect, without which returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/90

                                Lehman Bros.
             Fund's class A    Aggregate Bond   Consumer price
Date          shares at POP         Index           index

9/30/90           9,425            10,000          10,000
9/30/91          11,570            11,599          10,339
9/30/92          13,637            13,055          10,648
9/30/93          15,390            14,357          10,934
9/30/94          15,245            13,894          11,258
9/30/95          17,058            15,848          11,545
9/30/96          18,824            16,625          11,891
9/30/97          20,868            18,239          12,155
9/30/98          20,520            20,339          12,329
9/30/99          20,583            20,264          12,645
9/30/00         $21,193           $21,680         $13,082

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,639 and $20,660, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,659 ($20,957 at public offering price). See first page of performance section for performance calculation methods.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12            12
------------------------------------------------------------------------------
Income                $0.9500         $0.8713         $0.8733       $0.9261
------------------------------------------------------------------------------
Return of
capital 1              0.0040          0.0037          0.0037        0.0039
------------------------------------------------------------------------------
Capital gains            --              --              --            --
------------------------------------------------------------------------------
  Total               $0.9540         $0.8750         $0.8770       $0.9300
------------------------------------------------------------------------------
Share value:        NAV     POP          NAV             NAV      NAV     POP
------------------------------------------------------------------------------
9/30/99           $10.77  $11.31      $10.72          $10.75    $10.73  $11.09
------------------------------------------------------------------------------
9/30/00            10.13   10.64       10.09           10.11     10.09   10.43
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              9.24%   8.80%       8.56%           8.55%     9.04%   8.74%
------------------------------------------------------------------------------
Current
30-day SEC
yield 3             9.43    8.97        8.65            8.65      9.17    8.86
------------------------------------------------------------------------------

1 See page 54.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Bros. Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Diversified Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund's portfolio, as of September 30, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the years or periods in the four-year period ended September 30, 1999 were audited by other auditors whose report dated November 12, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                               KPMG   LLP
Boston, Massachusetts
November 2, 2000




THE FUND'S PORTFOLIO
September 30, 2000

CORPORATE BONDS AND NOTES (42.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
     $      800,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $     824,000
          3,446,050 Interact Operating Co. notes 14s, 2003                                                  172,303
          3,755,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         3,811,325
          4,365,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                       4,299,525
          3,940,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                 4,117,300
          4,340,000 SFX Entertainment, Inc. 144A company guaranty Ser. B,
                    9 1/8s, 2008                                                                          4,535,300
          2,000,000 TDL Infomedia Group, Ltd. 144A 12 1/8s, 2009
                    (United Kingdom)                                                                      3,414,180
                                                                                                      -------------
                                                                                                         21,173,933

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,925,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         3,238,125
          1,600,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 1,312,000
            290,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                  287,100
          1,750,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,710,625
          3,790,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    3,401,525
          2,160,000 Decrane Aircraft Holdings company guaranty Ser. B,
                    12s, 2008                                                                             1,998,000
          3,100,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                         3,169,750
          1,870,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,743,775
          2,500,000 L-3 Communications Corp. company guaranty
                    Ser. B, 8s, 2008                                                                      2,262,500
          2,690,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,669,825
            850,000 Sequa Corp. med. term notes 10s, 2001                                                   856,018
            290,000 Sequa Corp. sr. notes 9s, 2009                                                          284,200
                                                                                                      -------------
                                                                                                         22,933,443

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
         11,609,573 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                          10,564,711

Airlines (0.6%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Airbus Industries 144A 12.266s, 2020                                                  5,678,784
          4,960,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                         4,662,400
            860,000 Continental Airlines, Inc. notes 8s, 2005                                               816,174
            370,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   357,361
          1,120,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                1,072,859
          2,370,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,216,377
          1,300,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       1,186,250
                                                                                                      -------------
                                                                                                         15,990,205

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,850,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 2,850,000
          1,413,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                         1,413,000
          1,060,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         1,028,200
          5,370,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                4,618,200
          1,160,000 Exide Corp. sr. notes 10s, 2005                                                         893,200
          2,280,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                  866,400
            910,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  354,900
          7,600,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                2,888,000
          2,415,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                  941,850
          1,410,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                  1,254,900
          3,620,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                          3,167,500
          4,990,000 Lear Corp. company guaranty 8.11s, 2009                                               4,743,793
          1,210,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       1,159,325
          4,740,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                         4,266,000
          2,780,000 Safety Components International, Inc. sr. sub. notes
                    Ser. B, 10 1/8s, 2007 (In default) (NON)                                              1,112,000
          4,870,000 Tenneco, Inc. company guaranty Ser. B, 11 5/8s,
                    2009 (Malaysia)                                                                       3,116,800
                                                                                                      -------------
                                                                                                         34,674,068

Banking (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,765,000 Bangko Sentral NG Pilipinas bonds 8.6s, 2027 (Philippines)                            1,201,965
            870,000 Bank United Corp. sub. notes 8 7/8s, 2007                                               860,743
            540,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                   498,150
          2,845,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 2,677,856
          3,015,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 2,774,825
            440,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  404,558
            250,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  230,830
          8,490,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     8,426,325
          3,230,000 Local Financial Corp. sr. notes 11s, 2004                                             3,230,000
            635,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  618,344
            660,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                             646,688
          2,400,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,027,544
          1,610,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           1,287,002
          4,440,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       4,506,600
          2,260,000 Sovereign Capital Trust company guaranty 9s, 2027                                     1,658,162
          3,120,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,024,896
          2,095,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,783,034
                                                                                                      -------------
                                                                                                         35,857,522

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,650,000 Triarc Consumer Products, Inc. company guaranty
                    10 1/4s, 2009                                                                         7,439,688

Broadcasting (2.7%)
-------------------------------------------------------------------------------------------------------------------
          5,475,000 Acme Television sr. disc. notes 10.78s, 2004                                          5,201,250
          2,930,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                          2,739,550
          3,198,500 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                         3,662,283
             50,635 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (In default) (Australia) (PIK) (NON)                                                          5
            856,252 Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                    (In default) (Australia) (NON)                                                          128,438
          5,615,000 Benedek Communications Corp. sr. disc. notes
                    stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                  4,842,938
          4,420,000 Capstar Broadcasting sr. disc. notes stepped-coupon
                    zero % (12 3/4s, 2/1/02), 2009 (STP)                                                  4,232,150
          2,535,900 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                        2,916,285
          1,665,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (Bermuda)                                                                          366,300
          1,369,410 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                               1,424,186
          9,918,000 Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                  4,363,920
         15,980,000 Echostar Broadband Corp. 144A sr. notes 10 3/8s, 2007                                15,980,000
          2,340,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                 1,702,350
          2,142,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     2,050,965
          2,330,000 Golden Sky DBS, Inc. sr. disc. notes, stepped-coupon Ser. B,
                    zero % (13 1/2s, 3/1/04), 2007 (STP)                                                  1,642,650
          3,600,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                             3,942,000
          1,690,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                1,183,000
          4,595,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                       2,412,375
          4,490,000 Lin Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/2003), 2008 (STP)                                                           3,232,800
            175,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      167,563
          3,420,000 OnePoint Communications, Inc. company guaranty
                    Ser. B, 14 1/2s, 2008                                                                 3,437,100
            170,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                    180,200
          1,420,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                           1,384,500
            380,000 Pegasus Communications Corp. 144A sr. notes Ser. B,
                    9 5/8s, 2005                                                                            370,500
            130,000 Pegasus Media & Communications notes Ser. B,
                    12 1/2s, 2005                                                                           135,200
          7,826,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                        7,362,701
          3,635,000 Radio One, Inc. company guaranty Ser. B, 7s,
                    (12s, 11/15/02), 2004 (STP)                                                           3,853,100
          2,360,000 RCN Corp. sr. notes 10 1/8s, 2010                                                     1,687,400
          2,420,000 Spanish Broadcasting System, Inc. sr. sub notes 9 5/8s, 2009                          2,413,950
          6,465,000 TV Azteca SA de CV sr. notes 10 1/2s, 2007 (Mexico)                                   5,972,044
          4,000,000 Young Broadcasting bank term loan Ser. B, FRN 10s, 2005                               4,000,000
          2,750,000 XM Satellite Radio, Inc. 144A sr. notes 14s, 2010                                     2,035,000
                                                                                                      -------------
                                                                                                         95,022,703

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,040,000 American Architectural Products Corp. company guaranty
                    11 3/4s, 2007 (In default) (NON)                                                        367,200
          2,350,000 American Standard, Inc. company guaranty 7 5/8s, 2010                                 2,214,875
          1,500,000 American Standard, Inc. company guaranty 7 1/8s, 2006                                 1,293,526
            370,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                   359,825
          1,740,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                         1,566,000
          4,170,000 Building Materials Corp. company guaranty 8s, 2008                                    2,627,100
          4,480,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,502,400
          3,060,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                        2,884,050
                                                                                                      -------------
                                                                                                         15,814,976

Cable Television (1.9%)
-------------------------------------------------------------------------------------------------------------------
            830,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                            780,200
          1,380,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                          1,204,050
          2,150,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  1,789,875
          3,380,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   3,092,700
            270,000 Charter Communications Holdings LLC sr. disc. notes,
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                    157,950
         12,645,000 Charter Communications Holdings LLC sr. notes
                    8 5/8s, 2009                                                                         11,317,275
          5,000,000 Charter Communications Holdings LLC bank term loan
                    FRN 7 1/2s, 2008                                                                      4,962,500
            550,000 Classic Cable, Inc. company guaranty 10 1/2s, 2010                                      467,500
          3,017,000 Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                    (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                               2,851,065
          5,750,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        6,159,688
          4,595,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                3,526,663
          9,560,000 NTL Communications Corp. 144A sr. notes 11 7/8s, 2010                                 9,368,800
          2,500,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              2,431,250
          2,000,000 NTL Communications Corp. sr. notes Ser. B, 9 1/4s, 2006                               1,587,960
          4,170,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                        1,751,400
          3,580,000 TeleWest Communications PLC deb. stepped-coupon
                    zero %, (11s, 10/1/00), 2007 (United Kingdom)                                         3,418,900
          2,010,000 TeleWest Communications PLC structured note
                    (issued by DLJ International Capital) 10 7/8s, 2005
                    (United Kingdom)                                                                      2,066,280
          3,000,000 TeleWest Communications PLC sr. notes 9 7/8s, 2010
                    (United Kingdom)                                                                      3,857,580
          2,670,000 Williams Communications Group, Inc. 144A sr. notes
                    11.7s, 2008                                                                           2,589,900
          7,060,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/01/05), 2010 (Netherlands)                                         3,247,600
          1,490,000 United Pan-Europe NV sr. notes 10 7/8s, 2009 (Netherlands)                            1,262,775
          2,450,000 United Pan-Europe NV 144A sr. disc. notes zero %
                    (12 1/2s, 2/1/01), 2009 (Netherlands) (STP)                                           1,176,000
                                                                                                      -------------
                                                                                                         69,067,911

Chemicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,610,000 Arco Chemical Co. deb. 9.8s, 2020                                                     4,517,800
          1,875,000 CP Kelco bank term loan FRN 6.655s, 2008 (Denmark)                                    1,870,313
          1,815,000 CP Kelco bank term loan FRN 6.653s, 2008 (Denmark)                                    1,810,463
          4,540,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            3,995,200
            560,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         481,600
          4,690,000 Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                   3,798,900
         10,070,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         9,918,950
          1,710,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      581,400
          3,250,000 Ineos Acrylics Finance bonds 10 1/4s, 2010
                    (United Kingdom)                                                                      2,795,471
          2,040,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                     1,994,100
         11,460,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                           11,230,800
          5,175,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India)                                                                  2,561,625
          2,590,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                              1,657,600
            860,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   688,000
          2,560,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                             2,022,400
          5,838,118 Polytama International notes 11 1/4s, 2007
                    (Indonesia) (in default) (NON)                                                          474,639
          5,140,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,855,000
          5,010,000 Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 8/15/01), 2008 (STP)                                                 2,004,000
          2,830,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006                                                                         2,886,600
          2,250,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                 1,575,000
          2,020,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                         1,373,600
            970,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                           824,500
          5,090,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                         3,995,650
                                                                                                      -------------
                                                                                                         66,913,611

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
          8,130,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                1,138,200

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,700,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        5,700,000
          6,300,000 GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                              4,472,764
                                                                                                      -------------
                                                                                                         10,172,764

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 USA Mobile Communication, Inc. sr. notes 9 1/2s, 2004                                    66,150

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,610,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                   4,264,250

Construction (0.4%)
-------------------------------------------------------------------------------------------------------------------
          6,970,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                             6,482,100
          4,405,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                       4,515,125
          2,740,000 Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                      2,712,600
                                                                                                      -------------
                                                                                                         13,709,825

Consumer (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,290,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                         1,580,388
          5,680,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          4,487,200
                                                                                                      -------------
                                                                                                          6,067,588

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,165,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                          723,100
          7,380,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                        1,033,200
          5,880,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          823,200
            820,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                             569,900
          1,160,000 Finova Capital Corp. sr. notes 6 3/4s, 2009                                             794,600
            500,000 Finova Capital Corp. notes 6 1/8s, 2004                                                 370,000
          2,815,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,392,750
                                                                                                      -------------
                                                                                                          6,706,750

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                         1,755,000
          1,225,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                               1,218,875
          3,540,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                    1,522,200
          6,665,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                           5,698,575
          2,005,000 Revlon Consumer Products sr. notes 9s, 2006                                           1,443,600
          1,550,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       1,100,500
                                                                                                      -------------
                                                                                                         12,738,750

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,490,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       4,995,900

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
          2,830,000 Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                              962,200

Containers (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,340,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      4,512,300
          2,250,000 Ball Corp. company guaranty 8 1/4s, 2008                                              2,115,000
          2,000,000 Huntsman Packaging Corp. 144A company guaranty
                    13s, 2010                                                                             1,770,000
          2,740,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             2,493,071
          4,920,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                            4,237,744
            440,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              402,217
          1,400,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                             1,246,000
          6,520,000 Tekni-Plex, Inc. 144A sr. sub. notes 12 3/4s, 2010                                    6,422,200
                                                                                                      -------------
                                                                                                         23,198,532

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,900,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  5,520,000

Electric Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,180,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                              2,926,000
            940,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 839,260
            270,000 CMS Energy Corp. pass-through certificates 7s, 2005                                     248,503
          7,930,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       7,414,550
          2,830,608 Northeast Utilities System notes Ser. A, 8.58s, 2006                                  2,879,436
          2,044,718 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  2,050,259
          9,535,000 Panda Global Energy Co. company guaranty 12 1/2s,
                    2004 (China)                                                                          4,290,750
          3,184,000 TNP Enterprises Inc. bank term loan FRN 9.375s, 2005                                  3,187,980
                                                                                                      -------------
                                                                                                         23,836,738

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
          8,200,000 AES Corp. sr. notes 9 3/8s, 2010                                                      8,323,000
          2,790,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            2,943,450
          2,872,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           2,893,540
          1,390,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                        1,605,450
          9,415,000 RBF Finance Co. company guaranty 11s, 2006                                           10,780,175
                                                                                                      -------------
                                                                                                         26,545,615

Entertainment (0.6%)
-------------------------------------------------------------------------------------------------------------------
          5,095,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   2,343,700
          4,410,000 Autotote Corp. 144A company guaranty 12 1/2s, 2010                                    4,476,150
          5,035,000 Carmike Cinemas bank term loan FRN 6.69s, 2005                                        3,725,900
          1,785,000 Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008 (Mexico)                                 838,950
          1,970,000 Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                 945,600
          5,675,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                            5,284,844
          8,440,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                       1,012,800
          4,250,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010                                         467,500
          4,610,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                    368,800
          4,867,393 United Artists Theatre bank term loan Ser. C, FRN 12.25s, 2007                        3,407,175
          2,773,000 United Artists Theatre 144A FRB 10.415s, 2007 (In default) (NON)                         55,460
          8,490,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON)                   148,575
                                                                                                      -------------
                                                                                                         23,075,454

Financial (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,950,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                          2,024,375
          8,585,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                        8,192,580
          2,525,000 Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                     2,262,122
          5,090,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                     2,290,500
          1,247,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                    561,150
          1,190,000 CSBI Capital Trust I 144A company guaranty 11 3/4s, 2027                              1,190,000
          1,430,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      614,900
          3,500,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  2,625,000
          6,905,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                          3,107,250
          5,405,000 Imperial Credit Capital Trust I 144A company guaranty
                    10 1/4s, 2002                                                                         3,513,250
          9,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      6,620,040
          2,085,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                               1,313,550
          1,875,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                    956,250
          2,995,000 Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            2,755,400
          2,490,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             2,247,225
          4,145,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       3,771,950
            500,000 Sun Life Canada Capital Trust 144A 8.526s, 2049                                         443,955
                                                                                                      -------------
                                                                                                         44,489,497

Food (0.3%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                    417,600
            994,987 Aurora Foods, Inc. bank term loan Ser. B, FRN 10.37s, 2010                              935,288
          1,435,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,126,475
          2,570,000 Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                          2,017,450
          4,040,000 Doane Pet Care Corp. sr. sub. notes 9 3/4s, 2007                                      3,494,600
            310,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                164,300
            920,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        763,600
          4,300,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B, 10 1/4s, 2009                          2,365,000
                                                                                                      -------------
                                                                                                         11,284,313

Gaming & Lottery (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,270,000 Ameristar Casinos, Inc. company guaranty Ser. B,
                    10 1/2s, 2004                                                                         1,273,175
          6,040,000 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                      3,261,600
          2,230,000 Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                             2,101,284
          6,410,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 6,714,475
          5,000,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            5,100,000
            350,000 International Game Technology 144A sr. notes 8 3/8s, 2009                               343,000
          2,085,000 Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                    13s, 2004                                                                             2,272,650
          4,120,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                            3,831,600
          3,980,000 MGM Grand, Inc. company guaranty 9 3/4s, 2007                                         4,109,350
          1,490,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                              1,478,825
          3,905,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                   3,807,375
            470,000 Park Place Entertainment sr. sub. notes 9 3/8s, 2007                                    478,813
          2,740,000 Park Place Entertainment sr. sub. notes 8 7/8s, 2008                                  2,712,600
          2,992,500 Penn National Gaming, Inc. bank term loan Ser. B, FRN
                    10.63s, 2006                                                                          2,992,500
         15,860,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                   10,983,050
            780,000 Trump Castle Funding, Inc. 144A sr. sub. notes 11 3/4s, 2003                            651,300
         11,360,000 Trump Castle Funding, Inc. 144A sub. notes 10 1/4s, 2003                             11,360,000
          4,190,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  4,315,700
                                                                                                      -------------
                                                                                                         67,787,297

Health Care (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,685,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                            2,690,050
          1,690,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,774,500
          5,400,000 Columbia/HCA Healthcare Corp. med. term notes 8.85s, 2007                             5,413,500
          1,750,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                        1,636,250
          1,850,000 Columbia/HCA Healthcare Corp. med. term notes notes
                    7.69s, 2025                                                                           1,549,375
          1,810,000 Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                       1,701,400
          1,950,000 Columbia/HCA Healthcare Corp. med. term notes
                    6.63s, 2045                                                                           1,871,435
          2,930,000 Conmed Corp. company guaranty 9s, 2008                                                2,461,200
          1,760,000 HCA -The Healthcare Co. notes 8 3/4s, 2010                                            1,783,606
          3,365,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          2,591,050
          2,840,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                         2,982,000
          4,280,139 Magellan Health bank term loan Ser. B, FRN 10.375s, 2004                              3,852,125
          3,260,000 Magellan Health sr. sub. notes 9s, 2008                                               2,151,600
          4,510,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                               135,300
          4,350,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (in default) (NON) (STP)                                                               435
          5,755,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                     2,302,000
          2,275,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    2,240,875
          1,188,000 Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                         1,193,940
          5,150,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 4,911,813
          4,090,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                 3,854,825
          4,560,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           4,674,000
          2,985,003 Vanguard Health bank term loan Ser. B, FRN 11s, 2001                                  2,977,541
                                                                                                      -------------
                                                                                                         54,748,820

Homebuilding (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,460,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,297,025
          3,053,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             2,808,760
          3,260,000 K. Hovnanian Enterprises, Inc. 144A company guaranty
                    10 1/2s, 2007                                                                         3,190,725
          3,380,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   3,109,600
          2,870,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             2,905,875
          2,700,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         2,706,750
          4,100,000 Toll Corp. company guaranty 8 1/8s, 2009                                              3,884,750
                                                                                                      -------------
                                                                                                         20,903,485

Household Furniture & Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,955,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          3,569,388
          2,010,000 Sealy Mattress Co. company guaranty stepped-coupon
                    Ser. B, zero % (10 7/8s, 12/15/02), 2007 (STP)                                        1,497,450
          1,750,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,693,125
                                                                                                      -------------
                                                                                                          6,759,963

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
GBP       6,330,078 Blackstone Hotel Acquisition Co. jr. mtge. loan
                    FRN 10 1/4s, 2003 (United Kingdom)                                                    8,888,062
     $    3,610,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                   1,083,000
          1,615,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    1,542,325
          2,960,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                          2,730,600
          3,440,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     3,311,000
          6,146,000 ITT Corp. notes 6 3/4s, 2005                                                          5,736,861
            970,000 Starwood Hotels & Resorts notes 6 3/4s, 2003                                            932,073
          1,970,000 Strategic Hotel bank term loan FRN 10.37s, 2004                                       1,984,775
                                                                                                      -------------
                                                                                                         26,208,696

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,751,088 Terex bank term loan Ser. B, FRN 9.37s, 2005                                          7,712,333

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,850,000 Blount, Inc. company guaranty 13s, 2009                                               7,038,375
          3,972,487 Blount, Inc. bank term loan Ser. B2, FRN 10.62s, 2006                                 3,987,384
          2,705,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                    892,650
            860,000 Flextronics International, Ltd. 144A sr. sub. notes 9 7/8s, 2010                        890,100
          4,420,000 Flowserve Corp. 144A company guaranty 12 1/4s, 2010                                   4,530,500
          1,000,000 Flowserve Corp. bank term loan FRN 9.464s, 2006                                       1,003,750
          5,525,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                5,414,500
          4,700,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                              4,324,000
                                                                                                      -------------
                                                                                                         28,081,259

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,060,000 Extendicare Health Services, Inc. company guaranty
                    9.35s, 2007                                                                           2,934,800
          4,680,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                          46,800
          2,940,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                          29,400
          2,410,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (STP) (NON)                                                            18,075
         11,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          84,600
         12,585,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         692,175
            710,000 Service Corp. International debs. 7 7/8s, 2013                                          379,850
            720,000 Service Corp. International notes 6s, 2005                                              408,600
          4,975,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                  99,500
          5,820,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                    2008 (In default) (NON)                                                                 123,675
                                                                                                      -------------
                                                                                                          4,817,475

Medical Technology (--%)
-------------------------------------------------------------------------------------------------------------------
          1,770,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                            1,584,150

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,800,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          4,296,000
          3,029,495 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                   1,363,273
          4,475,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                         3,982,750
            350,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                           344,750
            500,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                 490,000
          6,790,000 LTV Corp. company guaranty 11 3/4s, 2009                                              3,530,800
          6,585,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                   3,951,000
          1,470,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,176,000
          2,490,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           2,241,000
            360,000 Weirton Steel Corp. 144A sr. notes 10 3/4s, 2005                                        289,800
          2,590,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                  906,500
          3,120,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,731,600
                                                                                                      -------------
                                                                                                         24,303,473

Oil & Gas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,520,000 Belco Oil & Gas Corp. company guaranty Ser. B,
                    10 1/2s, 2006                                                                         6,536,300
          2,060,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             1,946,700
          2,110,000 Giant Industries Corp. company guaranty 9s, 2007                                      1,946,475
            520,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                           533,650
          3,930,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      3,959,475
          2,800,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  2,807,000
          1,740,000 Nuevo Energy Co. 144A sr. sub. notes 9 3/8s, 2010                                     1,731,300
          1,150,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                              1,161,500
          6,950,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              6,915,250
          1,600,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          1,696,000
            420,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                420,000
          1,655,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    397,200
          2,820,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          2,885,819
          3,600,000 Triton Energy, Ltd. 144A sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                      3,600,000
          6,005,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                         6,275,225
                                                                                                      -------------
                                                                                                         42,811,894

Paper & Forest Products (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,104,911 Alabama River Newsprint bank term loan FRN
                    8.625s, 2002                                                                          3,489,174
          5,990,000 APP China Group, Ltd. 144A sr. disc. notes 14s,
                    2010 (Bermuda)                                                                        2,935,100
          3,750,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon 12s,
                    (16s, 2/15/04), 2049 (Indonesia) (STP)                                                1,350,000
          4,060,000 Doman Industries, Ltd. company guaranty 12s, 2004 (Canada)                            4,120,900
          5,500,000 Doman Industries, Ltd. 144A sr. notes 8 3/4s, 2004 (Canada)                           3,960,000
          1,450,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              1,381,125
          2,140,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                     963,000
          1,440,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                  979,200
          1,320,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  884,400
          4,095,000 Indah Kiat Financial Mauritius, Ltd. company guaranty
                    10s, 2007 (Indonesia)                                                                 2,006,550
          5,680,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,708,400
          2,210,000 Packaging Corp. company guaranty 9 5/8s, 2009                                         2,232,100
         10,335,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia)                                                             5,064,150
          6,840,000 PT Pabrik Kertas Tjiwi Kimia company guaranty 10s, 2004
                    (Indonesia)                                                                           3,693,600
          9,545,000 Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                  9,831,350
         12,065,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                        11,220,450
          3,819,025 Stone Container Corp. bank term loan Ser. H, FRN
                    10.188s, 2006                                                                         3,819,025
          6,963,478 Stone Container Corp. bank term loan Ser. F, FRN 9.938s, 2006                         6,946,070
          3,720,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         3,627,000
                                                                                                      -------------
                                                                                                         74,211,594

Pharmaceuticals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,190,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                 4,158,575
          4,250,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 4,207,500
            370,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   366,300
                                                                                                      -------------
                                                                                                          8,732,375

Power Producers (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,860,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,915,800
            800,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                    799,897
          2,245,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                  2,257,325
          1,280,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,227,633
            120,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    114,150
          1,915,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                   2,154,662
         18,310,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                  19,797,675
          7,102,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                              7,173,020
                                                                                                      -------------
                                                                                                         35,440,162

Publishing (0.6%)
-------------------------------------------------------------------------------------------------------------------
          8,085,000 Affinity Group Holdings sr. notes 11s, 2007                                           6,710,550
          2,770,072 Big Flower Holdings bank term loan FRN 9.625s, 2010                                   2,763,146
          5,270,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                    8 3/4s, 2009                                                                          4,927,450
          5,560,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             5,115,200
                                                                                                      -------------
                                                                                                         19,516,346

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,570,000 Kansas City Southern Railway 144A sr. notes 9 1/2s, 2008                              3,623,550
          6,295,000 TFM SA de CV company guaranty stepped-coupon zero %
                    (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                               4,768,463
                                                                                                      -------------
                                                                                                          8,392,013

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,660,000 Felcor Lodging 144A sr. notes 9 1/2s, 2008                                            2,666,650
          3,735,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                   1,736,775
          4,000,000 Sbarro, Inc. company guaranty 11s, 2009                                               4,120,000
          2,130,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 1,989,037
                                                                                                      -------------
                                                                                                         10,512,462

Retail (0.9%)
-------------------------------------------------------------------------------------------------------------------
          6,200,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s,05/01/03), 2008 (STP)                                                            3,286,000
          1,950,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                          1,365,000
            160,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                     24,000
          5,190,000 Grupo Elektra SA de c.v.144A notes 12s, 2008 (Mexico)                                 5,021,325
          4,600,000 K mart Corp. pass-thru certificates Ser. 95K4, 9.35s, 2020                            4,179,468
          8,410,000 K mart Corp. notes 8 3/8s, 2004                                                       7,226,797
          3,780,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                            3,477,600
         12,610,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              7,566,000
            670,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  580,924
                                                                                                      -------------
                                                                                                         32,727,114

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,950,000 Amkor Technologies, Inc., structured note (issued by
                    Steers Credit Linked Trust 2000) 12.58s, 2005                                         1,954,875
            670,000 Amkor Technologies, Inc. sr. sub. notes 10 1/2s, 2009                                   676,700
          1,060,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       1,049,400
          1,320,000 ChipPac Intl., Ltd. company guaranty Ser. B, 12 3/4s, 2009                            1,399,200
                                                                                                      -------------
                                                                                                          5,080,175

Shipping (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,875,000 Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                    2003 (Greece)                                                                         1,771,875
          1,530,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                1,331,100
          1,200,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                        684,000
          8,475,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               7,797,000
          1,000,000 Pegasus Shipping Hellas, Ltd.144A 11 7/8s, 2004 (In default) (NON)                      345,000
            980,000 Transportacion Maritima Mexicana SA de CV notes
                    9 1/4s, 2003 (Mexico)                                                                   793,800
                                                                                                      -------------
                                                                                                         12,722,775

Software (--%)
-------------------------------------------------------------------------------------------------------------------
          2,980,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                    536,400

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,520,000 Perry-Judd company guaranty 10 5/8s, 2007                                             4,022,800
          1,184,212 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             1,065,791
          2,625,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                             2,415,000
                                                                                                      -------------
                                                                                                          7,503,591

Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,145,000 Celestica International, Ltd. 144A sr. sub. notes 10 1/2s,
                    2006 (Canada)                                                                         3,239,350
            390,000 Fairchild Semiconductor Corp. company guaranty
                    10 3/8s, 2007                                                                           393,900
          6,280,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                            6,280,000
          8,655,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                   8,481,900
          3,060,000 Kookinlet Voicestream bank term loan Ser. B, FRN 10.63s, 2008                         3,090,600
          7,360,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                          6,918,400
          1,810,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                      1,828,100
          7,120,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       6,479,200
          1,080,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                           1,015,200
                                                                                                      -------------
                                                                                                         37,726,650

Technology Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,730,000 Equinix, Inc. sr. notes 13s, 2007                                                     2,984,000
          1,740,000 Globix Corp. sr. notes 12 1/2s, 2010                                                  1,252,800
          5,780,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                     5,606,600
          3,900,000 PSINet, Inc. sr. notes 11s, 2009                                                      2,535,000
          2,330,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                    1,537,800
                                                                                                      -------------
                                                                                                         13,916,200

Telecommunications (5.3%)
-------------------------------------------------------------------------------------------------------------------
          3,480,000 360Networks, Inc. sr. notes 13s, 2008 (Canada)                                        3,236,400
             20,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                            14,900
          2,160,000 Arch Communications Group sr. disc. notes stepped-coupon
                    zero % (10 7/8s, 3/15/01), 2008 (STP)                                                 1,096,200
          4,590,000 Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                              2,478,600
          3,630,000 Bestel SA de CV sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                               2,377,650
          2,950,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                1,180,000
          4,630,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009 (Luxembourg)                        4,074,400
         10,185,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (STP)                                                        7,740,600
         20,442,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (STP) (NON)                                  1,430,940
            370,000 Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 12/15/00), 2005 (STP)                                                  388,500
          1,000,000 Clearnet Racers notes Ser. 00-17A, 9.709s, 2007                                         995,000
          3,560,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                     3,595,600
          2,400,000 Crown Castle Intl., Corp. bank term loan Ser. B, FRN 9.37s 2008                       2,400,000
          2,355,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                   2,296,125
          1,530,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            1,537,650
          7,975,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                       4,944,500
          2,420,000 Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                      1,131,350
          2,660,000 Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                   2,620,100
          6,590,000 Exodus Communications, Inc. 144A sr. notes 11 5/8s, 2010                              6,622,950
          1,190,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                   1,151,325
          4,270,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      3,757,600
          3,680,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                        3,670,800
          2,050,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                        2,039,750
          5,140,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s,
                    2006 (Bermuda)                                                                        5,075,750
          2,945,000 Grupo Iusacell SA de c.v. sr. notes 14 1/4s, 2006 (Mexico)                            3,129,063
          3,740,000 Innova S. de R.L. sr. notes 12 7/8s, 2007 (Mexico)                                    3,553,000
          5,120,000 Intira Corp. bonds zero % (13s, 8/1/05), 2010 (STP)                                   2,662,400
          1,860,000 Level 3 Communications, Inc. sr. notes 11 1/4s, 2010                                  1,794,900
          2,140,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                      2,075,800
          4,460,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                   3,846,750
          2,120,000 Loral Space & Communication, Ltd. sr. notes 9 1/2s, 2006                              1,537,000
          5,010,000 Maxcom Telecomunicaciones SA de CV 144A sr. notes
                    13 3/4s, 2007 (Mexico)                                                                2,830,650
          1,070,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                716,900
            860,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                            533,200
            910,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                             602,875
          4,210,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                    3,936,350
            500,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      416,840
          4,570,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            4,272,950
         10,088,000 Millicom International Cellular SA sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                              8,675,680
          2,270,000 Nextel Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                          1,469,825
          9,180,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       9,822,600
         14,150,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   13,867,000
          6,230,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                               6,167,700
          5,630,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             5,658,150
          3,560,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                        3,560,000
          2,930,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                 2,519,800
          2,530,000 NorthPoint Communications Group, Inc. sr. notes
                    12 7/8s, 2010                                                                         2,530,000
          4,250,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                 1,572,500
          4,710,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                  1,884,000
            900,000 Paging Net Yankee sr. notes 13 1/2s, 2005 (Brazil)                                       58,500
          1,680,000 Paging Network, Inc. sr. sub. notes 10s, 2008 (In default) (NON)                        604,800
            840,000 Paging Network, Inc. sr. sub. notes 8 7/8s, 2006 (In default) (NON)                     302,400
          7,460,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 3/15/03), 2008 (STP)                                                            5,371,200
          2,640,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          2,640,000
          5,390,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                    9 7/8s, 2008                                                                          3,018,400
          1,500,000 RSL Communications PLC company guaranty 12 7/8s,
                    2010 (United Kingdom)                                                                   270,000
          3,976,000 RSL Communications PLC company guaranty 12 1/4s,
                    2006 (United Kingdom)                                                                 1,192,800
          3,430,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom)                                                          874,650
          1,000,000 RSL Communications PLC company guaranty, stepped-coupon
                    zero % (10 1/8s, 3/1/03), 2008 (United Kingdom) (STP)                                   170,000
          1,395,000 RSL Communications PLC company guaranty 9 1/8s,
                    2008 (United Kingdom)                                                                   348,750
          2,500,000 Rural Cellular bank term loan Ser. C, FRN 9.87s, 2009                                 2,493,750
          1,020,000 Satelites Mexicanos SA de CV 144A sr. notes 10 1/8s,
                    2004 (Mexico)                                                                           637,500
          2,125,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                         1,083,750
          1,550,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 4/15/04), 2009 (STP)                                                   844,750
          4,710,000 Startec Global Communications Corp. sr. notes 12s, 2008                               3,768,000
          3,800,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                        1,368,000
          7,860,000 Viatel, Inc. sr. notes 11 1/4s, 2008                                                  4,008,600
          2,100,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                           1,916,250
          4,375,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                    3,412,500
                                                                                                      -------------
                                                                                                        189,877,223

Telephone (2.7%)
-------------------------------------------------------------------------------------------------------------------
          2,700,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                        1,620,000
          6,965,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                          3,691,450
          2,320,000 Alaska Communications Systems Corp. company guaranty
                    9 3/8s, 2009                                                                          2,134,400
            230,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (11 3/4s, 2/15/03), 2008 (STP)                                                   154,100
          3,630,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    2,178,000
          5,770,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                             3,346,600
          1,211,000 Covad Communications Group, Inc. sr. notes Ser. B,
                    12s, 2010                                                                               896,140
          4,940,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009                              3,729,700
          7,930,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13, 4/15/03), 2008 (STP)                                               1,903,200
          2,335,000 Focal Communications Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                        1,167,500
          2,165,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                    1,667,050
          2,410,000 ICG Holdings, Inc. company guaranty stepped-coupon zero %
                    (12 1/2s, 5/1/01), 2006 (STP)                                                           482,000
          6,850,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (STP)                                                              924,750
         10,070,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                          1,334,275
          2,690,000 Intermedia Communications, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero %, (12 1/4s, 3/1/04), 2009 (STP)                                  1,896,450
         18,000,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                  7,200,000
          6,880,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   5,504,000
          3,290,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                2,862,300
          2,310,000 MGC Communications, Inc. sr. notes 13s, 2010                                          1,386,000
          4,910,000 Microcell Telecommunications sr. disc. notes stepped-
                    coupon Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                             4,701,325
          2,960,000 Netia Holdings B.V. 144A company guaranty stepped-
                    coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                 1,983,200
          1,570,000 Netia Holdings B.V. 144A company guaranty 10 1/4s,
                    2007 (Poland)                                                                         1,208,900
          2,140,000 NEXTLINK Communications, Inc. sr. notes 10 1/2s, 2009                                 1,947,400
          3,000,000 Tele1 Europe B.V. sr. notes 11 7/8s, 2009 (Netherlands)                               2,448,105
          8,400,000 Telecorp PCS, Inc. 144A sr. sub. notes 10 5/8s, 2010                                  8,442,000
          2,330,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,161,075
          1,800,000 Transtel pass-through certificates 12 1/2s, 2007                                        612,000
            810,000 Triton PCS Inc. company guaranty zero %, 2008
                    (11s, 5/1/08) (STP)                                                                     615,600
          8,070,000 UbiquiTel Operating Co. company guaranty
                    stepped-coupon zero % (14s, 4/15/05), 2010 (STP)                                      3,833,250
          8,230,000 US Unwired, Inc. company guaranty, stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         4,361,900
          3,820,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                             3,438,000
          1,275,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                             1,147,500
          7,690,000 VoiceStream Wireless, Inc. sr. notes 10 3/8s, 2009                                    8,266,750
         14,568,000 WinStar Communications, Inc. 144A sr. disc. notes zero %
                    (14 3/4s,), 2010 (STP)                                                                4,516,080
          1,580,000 WinStar Communications, Inc. 144A sr. notes 12 3/4s, 2010                             1,137,600
                                                                                                      -------------
                                                                                                         94,898,600

Textiles (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,380,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        876,300
          2,190,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          328,500
          7,020,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         6,976,125
          3,945,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                           2,248,650
          4,940,000 Levi Strauss & Co. notes 6.8s, 2003                                                   4,149,600
          6,630,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        5,502,900
          3,280,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        2,837,200
          2,215,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                          2,037,800
          1,000,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    10 3/8s, 2006                                                                           965,000
                                                                                                      -------------
                                                                                                         25,922,075

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,965,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                             5,920,250

Transportation Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 North American Van Lines, Inc. 144A sr. sub. notes
                    13 3/8s, 2009                                                                         4,612,500

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,360,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                3,270,000

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,260,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                           3,775,200

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
         10,610,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                             9,204,172
          3,600,000 Allied Waste Industries, Inc.bank term loan Ser. C, FRN
                    9.813s, 2007                                                                          3,529,440
          2,910,000 Allied Waste Industries, Inc.bank term loan Ser. B, FRN
                    9.563s, 2006                                                                          2,840,364
          5,750,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      4,154,375
          1,860,000 USA Waste Services, Inc. sr. notes 7 1/8s, 2007                                       1,736,384
            225,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                    204,219
                                                                                                     --------------
                                                                                                         21,668,954

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Azurix Corp. sr. notes 10 3/8s, 2007                                                  1,315,420
            360,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                   327,600
                                                                                                     --------------
                                                                                                          1,643,020
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $1,827,469,542)                                                            $1,518,549,821


FOREIGN GOVERNMENT BONDS AND NOTES (14.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       8,923,000 Argentina (Republic of) bonds 11 3/4s, 2015                                      $    8,142,238
USD       7,625,000 Argentina (Republic of) notes Ser. XW, 11s, 2005                                      7,377,188
USD      19,144,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                         18,020,247
USD       6,028,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                      6,630,800
USD      15,925,000 Brazil (Federal Republic of) 12 3/4s, 2020                                           15,229,078
USD      13,820,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                     12,507,100
CAD       8,915,000 Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                                          6,393,005
CAD      35,570,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                         23,979,775
CAD      61,250,000 Canada (Government of) bonds Ser. WE00,
                    5 1/2s, 2002                                                                         40,526,561
USD       4,790,000 Colombia (Republic of) 11 3/4s, 2020                                                  4,023,600
DKK     127,205,000 Denmark (Kingdom of) 7s, 2024                                                        17,307,417
DKK     413,950,000 Denmark (Kingdom of) bonds 6s, 2009                                                  50,214,495
EUR      33,675,000 Germany (Federal Republic of) bonds Ser. 132,
                    4 1/8s, 2004                                                                         28,698,010
EUR      23,095,000 Germany (Federal Republic of) bonds Ser. 98,
                    5 5/8s, 2028                                                                         20,374,409
GRD  15,356,000,000 Hellenic Greece (Republic of) bonds 6 1/2s, 2014                                     41,162,526
EUR       8,705,000 Italy (Government of) sr. unsub. 4 1/4s, 2002                                         7,668,032
USD       4,785,000 Korea (Republic of) unsub. 8 7/8s, 2008                                               5,018,508
USD       5,340,833 Morocco (Government of) bonds Ser. A,
                    6.844s, 2009                                                                          4,806,750
NZD      54,145,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                             22,307,115
USD      13,425,000 Philippines (Republic of) 10 5/8s, 2025                                              11,361,578
USD       5,680,000 Philippines (Republic of) 9 7/8s, 2019                                                4,657,600
USD      11,145,000 Russia (Federation of) 144A bonds 12 3/4s, 2028                                       9,640,425
USD      11,580,000 Russia (Federation of) unsub. 10s, 2007                                               8,887,650
USD       8,372,883 Russia (Federation of) 144A unsub. 8 1/4s, 2010                                       5,578,852
USD      55,084,375 Russia (Federation of) 144A unsub. stepped-coupon
                    2 1/4s, (5s, 4/1/01), 2030 (STP)                                                     21,345,195
GBP      13,975,000 United Kingdom Treasury bonds 10s, 2003                                              22,958,088
GBP      11,245,000 United Kingdom Treasury bonds Ser. 85,
                    9 3/4s, 2002                                                                         17,750,277
GBP      25,535,000 United Kingdom Treasury bonds 8s, 2000                                               37,872,823
USD      29,537,000 United Mexican States bonds Ser. XW, IO,
                    10 3/8s, 2009                                                                        32,047,645
USD      10,320,000 United Mexican States bonds 11 3/8s, 2016                                            11,971,200
USD       4,590,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            3,104,217
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $550,907,585)                                                               $ 527,562,404

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (5.0%)
-------------------------------------------------------------------------------------------------------------------
     $  106,195,000 Federal National Mortgage Association 7 1/2s, TBA,
                    October 1, 2015                                                                   $ 106,958,542
                    Federal National Mortgage Association Pass-Through
                    Certificates
          8,772,040 8s, with due dates from July 1, 2030 to August 1, 2030                                8,889,849
          4,265,984 7 1/2s, with due dates from August 1, 2017 to
                    March 1, 2030                                                                         4,257,985
             55,611 7s, January 1, 2006                                                                      55,298
            457,242 6 1/2s, with due dates from September 1, 2010 to
                    November 1, 2010                                                                        448,307
            491,174 6s, July 1, 2029                                                                        458,938
            439,415 5 1/2s, August 15, 2014                                                                 413,735
                    Government National Mortgage Association Pass-
                    Through Certificates
         35,334,792 8s, with due dates from January 15, 2022 to
                    December 15, 2027                                                                    35,994,214
         16,287,441 7 1/2s, with due dates from December 15, 2022 to
                    August 15, 2026                                                                      16,379,301
          4,564,131 7s, with due dates from October 15, 2024 to
                    December 15, 2028                                                                     4,500,568
          1,298,675 6 1/2s, with due dates from August 15, 2027 to
                    November 15, 2028                                                                     1,251,479
                                                                                                      -------------
                                                                                                        179,608,216

U.S. Treasury Obligations (8.8%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         49,360,000 6 1/2s, November 15, 2026                                                            52,151,802
         44,150,000 6 1/8s, November 15, 2027                                                            44,557,063
                    U.S. Treasury Notes
         57,220,000 6 1/2s, February 15, 2010                                                            59,624,957
         68,658,000 6s, August 15, 2009                                                                  69,001,290
         88,111,000 5 1/4s, May 15, 2004 (SEG)                                                           86,224,543
                                                                                                      -------------
                                                                                                        311,559,655
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $488,275,568)                                                               $ 491,167,871


COLLATERALIZED MORTGAGE OBLIGATIONS (12.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Acceptance Corp.
     $    9,470,000 Ser. 97-ML1, Class D, 7.053s, 2030                                                $   8,989,102
         88,404,143 Ser. 97-ML1, Interest Only (IO), 0.956s, 2017                                         3,950,560
        291,898,945 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    IO, 1.17s, 2020                                                                      18,323,181
                    Criimi Mae Commercial Mortgage Trust
         45,076,000 Ser. 98-C1, Class A2, 7s, 2011                                                       41,005,074
         16,806,000 Ser. 98-C1, Class B, 7s, 2011                                                        14,009,377
        293,422,198 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                    Class X, IO, 1.241s, 2031                                                            14,785,728
                    Fannie Mae
         11,944,482 Ser. 98-51, Class SG, IO, 16.04s, 2022                                                6,094,911
         24,194,675 Ser. 281, Class 2, IO, 9s, 2026                                                       6,695,120
          3,911,866 Ser. 176, Class 2, IO, 8s, 2022                                                       1,043,368
         17,797,970 Ser. 203, IO, Class 2, 8s, 2023                                                       5,050,174
         10,772,573 Ser. 217, Class 2, IO, 8s, 2023                                                       2,873,247
         19,414,656 Ser. 251, Class 2, IO, 8s, 2023                                                       5,508,909
         20,988,380 Ser. 254, Class 2, IO, 7 1/2s, 2024                                                   6,112,866
         20,942,655 Ser. 266, Class 2, IO, 7 1/2s, 2024                                                   5,903,211
          2,956,614 Ser. 218, Class 2, IO, 7 1/2s, 2023                                                     841,711
         55,859,750 Ser. 221, Class 2, IO, 7 1/2s, 2023                                                  15,920,029
         18,251,863 Ser. 231, Class 2, IO, 7 1/2s, 2023                                                   5,273,077
         43,357,666 Ser. 252, Class 2, IO, 7 1/2s, 2023                                                  12,600,822
         29,635,176 Ser. 93-251, Class Z, 6 1/2s, 2023                                                   26,041,911
          8,745,693 Ser. 98-28, Class SD, IO, 5.303s, 2023                                                2,104,432
         16,211,016 Ser. 96-34, Class SC, IO, 4.883s, 2023                                                3,639,880
          8,366,162 Ser. 97-91, Class FB, IO, 4.738s, 2023                                                1,537,282
         33,597,780 Ser. 00-31, Class SC, IO, 3.51s, 2022                                                 3,464,771
          9,378,819 Ser. 92-124, Class SA, IO, 3.144s, 2022                                                 862,570
         40,107,875 Ser. 99-51, Class S, IO, 2.378s, 2029                                                 3,108,360
         50,687,938 Ser. 99-64, Class SE, IO, 1.778s, 2030                                                2,827,437
                    Freddie Mac
          2,424,962 Ser. 2209, Class S, 10.658s, 2024                                                     2,388,587
         13,816,179 Ser. 2200, Class S, 10.658s, 2023                                                    13,349,883
          7,749,985 Ser. 1849 Class DA, IO, 9.687s, 2022                                                  2,424,292
          3,970,220 Ser. 1208, Class F, PO, 9s, 2022                                                      3,006,201
          5,521,004 Ser. 2032, Class SK, IO, 8.927s, 2024                                                 2,610,400
         21,593,339 Ser. 147, Class IO, 8s, 2023                                                          6,032,639
          9,674,586 Ser. 2219, Class SA, 7.725s, 2030                                                     8,323,820
         38,182,857 Ser. 1455, Class GA, IO, 7s, 2020                                                     6,819,220
          6,345,872 Ser. 1717, Class L, 6 1/2s, 2024                                                      6,166,651
          5,145,133 Ser. 2122, Class ZA, 6 1/4s, 2028                                                     4,141,832
          9,930,000 Ser. 2183, Class SG, 3.96s, 2014                                                      8,130,188
         11,441,133 Ser. 44, Class SG, IO, 2.89s, 2023                                                    1,737,622
         32,046,654 Ser. 2090, Class SB, IO, 2.18s, 2028                                                  1,802,620
         11,151,435 Ser. 2090, Class SC, IO, 2.18s, 2028                                                    627,268
         21,298,948 Ser. 203, Class PO, zero %, 2029                                                     13,671,262
         12,337,280 Ser. 195, Class PO, zero %, 2028                                                      8,740,192
          1,656,744 Ser. 180, Class PO, zero %, 2026                                                      1,191,044
          5,024,832 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               4,774,696
         11,505,000 General Growth Properties Ala Moana Ser. 99-C1,
                    Class E, FRB, 8.87s, 2009                                                            11,508,146
                    General Growth Properties-Homart
          2,200,000 Ser. 99-C1, Class G, 9.12s, 2003                                                      2,203,781
          2,615,000 Ser. 99-C1, Class F, FRB, 8.87s, 2003                                                 2,619,495
                    General Growth Properties-Ivanhoe
          4,920,000 Ser. 99-C1, Class F, FRB, 9.87s, 2004                                                 4,920,961
          2,830,000 Ser. 99-C1, Class G, FRB, 9.87s, 2004                                                 2,830,553
                    Government National Mortgage Association
            657,804 Ser. 00-16, Class SA, 11.663s, 2026                                                     605,443
         10,360,571 Ser. 00-17, Class SB, 9.138s, 2026                                                   10,692,316
          3,769,209 Ser. 99-44, Class SZ, 9.1312s, 2029                                                   3,623,153
          6,925,793 Ser. 00-11, Class SA, 8.381s, 2021                                                    6,548,121
          6,701,145 Ser. 98-2, PO, Class EA, zero %, 2028                                                 4,690,801
          4,163,650 Headlands Mortgage Securities, Inc. Ser. 98-1,
                    Class X2, 2.871s, 2028                                                                  765,071
                    Merrill Lynch Mortgage Investors, Inc.
          7,476,000 Ser. 1995-C3, Class D, 7.782s, 2025                                                   7,433,948
            656,000 Ser. 98-C2, Class D, 7.105s, 2030                                                       616,128
          1,283,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,138,663
          5,588,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                     3,634,819
          9,168,408 Ser. 98-C2, Class IO, 1.568s, 2030                                                      626,030
         93,081,126 Ser. 96-C2, Class IO, 3.061s, 2028                                                    6,050,273
                    Mortgage Capital Funding, Inc.
         40,866,555 Ser. 97-MC2, Class X, IO, 1.579s, 2012                                                2,697,831
         67,314,897 Ser. 98-MC1, Class X, IO, 0.854s, 2009                                                2,361,281
          7,116,346 PNC Mortgage Securities Corp. Ser. 97-6,
                    Class A2, 6.6s, 2027                                                                  7,093,830
          1,443,019 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.9s, 2023                                                                  1,421,316
          6,800,000 Residential Mortgage Securities Ser. 8, Class M, FRB,
                    7.202s, 2038                                                                          9,919,745
          6,121,850 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   5,976,884
         12,790,000 Starwood Asset Receivables Trust Ser. 00-1, Class E,
                    9.372s, 2005                                                                         12,845,956
         13,160,132 Structured Asset Security Corp. Ser. 98-RF2, 8.58s, 2028                             13,470,645
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $460,924,550)                                                               $ 440,800,717


PREFERRED STOCKS (3.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             76,002 AmeriKing, Inc. 3.25 cum. pfd. (PIK)                                              $     304,008
              2,182 Benedek Communications Corp. 11.50 pfd. (PIK)                                         1,178,280
            130,000 CGA Group, Ltd. 144A Ser. A, 13.75 pfd. (PIK)                                         3,510,000
            139,570 Chevy Chase Preferred Corp. Ser. A, 5.188 pfd.                                        7,118,070
             19,700 Chevy Chase Savings Bank, Inc. 3.25 pfd.                                                502,350
             37,778 Citadel Broadcasting Co. Ser. B, 13.25 cum. pfd. (PIK)                                4,250,025
            117,505 CSC Holdings, Inc. Ser. M, 11.125 cum. pfd. (PIK)                                    12,602,412
             10,000 Decrane Aircraft Holdings 16.00 pfd. (PIK)                                            1,000,000
            219,600 Diva Systems Corp. Ser. C, 6.00 cum. pfd.                                             1,811,700
             68,400 Doane Pet Care Enterpris. 7.125 pfd.                                                  2,736,000
             10,256 Dobson Communications 13.00% pfd. (PIK)                                               9,691,920
              2,350 First Republic Capital Corp.144A, 10.50% pfd.                                         1,985,750
            172,935 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                 1,729
              2,915 Fresenius Medical Capital Trust I Ser. D, 9.00% company
                    guaranty, pfd. (Germany)                                                              2,893,138
              4,160 Fresenius Medical Capital Trust II 7.875% company
                    guaranty, pfd. (Germany)                                                              3,910,400
            272,400 Golden State Bancorp Ser. A, 2.281 pfd.                                               6,333,300
              4,968 Granite Broadcasting 12.75 cum. pfd. (PIK)                                            3,229,200
              7,233 ICG Holdings, Inc. 14.25% pfd. (Canada) (PIK)                                           144,660
              2,425 ICG Holdings, Inc. 14.00% pfd. (Canada) (PIK)                                            48,500
              6,433 Intermedia Communications Ser. B, 13.50% pfd. (PIK)                                   6,111,312
              4,916 Nextel Communications, Inc. 13.00% cum. pfd. (PIK)                                    5,260,120
              1,316 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                1,269,940
            124,988 NEXTLINK Communications, Inc. 7.00 cum. pfd.                                          5,624,460
              3,573 NEXTLINK Communications, Inc. Ser. B, 13.50% pfd. (PIK)                               2,751,210
              1,042 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                              10,211,600
                  4 Paxson Communications Corp. 12.50% pfd.(PIK)                                              4,160
                660 Pegasus Communications Corp. Ser. A, 12.75% cum. pfd.                                   686,400
             11,945 Public Service Co. of New Hampshire 2.651 1st mtge. pfd.                                301,611
              4,098 R&B Falcon Corp. 13.875% cum. pfd. (PIK)                                              5,245,734
              4,813 Rural Cellular Corp. 12.25% pfd. (PIK)                                                4,091,050
                                                                                                      -------------
                    Total Preferred Stocks  (cost $124,518,537)                                       $ 104,809,039

BRADY BONDS (2.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    2,973,600 Argentina (Republic of) deb. FRB 6.688s, 2005                                     $   2,720,844
         10,195,000 Argentina (Republic of) bonds, stepped-coupon
                    Ser. L-GP, 6s, 2023                                                                   6,881,625
         41,776,816 Brazil (Federal Republic of) bonds FRB 8s, 2014 (POR)                                31,959,265
          6,380,000 Bulgaria (Government of) FRB Ser. A, 7.063s, 2024                                     4,880,700
          1,880,000 Bulgaria (Government of) deb. Ser. PDI, FRB, 7.063s, 2011                             1,428,800
         15,375,000 Bulgaria (Government of) Ser. A, FLIRB, 3s, 2012                                     11,146,875
         32,180,000 United Mexican States sec. Ser. W-B, 6 1/4s, 2019                                    28,682,034
         11,071,340 Venezuela (Republic of) deb. Ser. DL, FRB, 7s, 2007                                   9,480,388
          7,775,000 Venezuela (Republic of) Ser. W-A, 6 3/4s, 2020                                        5,753,500
                                                                                                      -------------
                    Total Brady Bonds  (cost $97,929,044)                                             $ 102,934,031


ASSET-BACKED SECURITIES (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   36,115,000 Conseco Finance Securitization Ser. 00-4, Class A6,
                    8.31s, 2032                                                                       $  36,859,691
         14,532,755 First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                          10,822,361
          7,707,249 Structured Asset Security Corp. 8.712s, 2027                                          7,916,802
                                                                                                      -------------
                    Total Asset-Backed Securities  (cost $58,863,755)                                 $  55,598,854


UNITS (0.7%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              2,960 Australis Media, Ltd. units 15 3/4s, 2003 (In default)
                    (Australia) (NON)                                                                 $           3
              6,790 CFW Communications Co. 144A units 13s, 2010                                           6,314,700
              2,160 Colo.com 144A units 13 7/8s, 2010                                                     2,203,200
              5,340 Horizon Pcs., Inc. units stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                            2,723,400
              4,410 iPCS, Inc. units stepped-coupon zero % (14s 7/15/05), 2010                            2,293,200
              4,450 Jostens, Inc. units 12 3/4s, 2010                                                     4,583,500
              6,600 Pegasus Shipping 144A units stepped-coupon zero %
                    (14 1/2s, 12/20/03), 2008 (STP)                                                         297,000
              2,480 Railamerica Transportation Corp. units sr. sub. notes
                    12 7/8s, 2010                                                                         2,331,200
              2,890 Stone Container Corp. units 12 1/4s, 2002                                             2,918,900
              3,945 XCL, Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                         710,100
             23,198 XCL, Ltd. 144A units cum. pfd. zero % (PIK)                                              11,599
                                                                                                      -------------
                    Total Units  (cost $36,900,320)                                                   $  24,386,802


COMMON STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            185,581 360Networks, Inc. 144A (Canada) (NON)                                             $   3,154,877
              1,750 AmeriKing, Inc. (NON)                                                                    17,500
             70,930 Aurora Foods, Inc. (NON)                                                                239,389
          1,289,757 Celcaribe S.A. (Colombia) (NON)                                                         161,220
            223,713 Fitzgeralds Gaming Corp. (NON) (AFF)                                                      2,237
             11,244 MGC Communications, Inc. (NON)                                                           98,034
                844 Mothers Work, Inc. (NON)                                                                  8,124
                900 Paging Do Brazil Holdings Co., LLC 144A Class B, (Brazil) (NON)                               9
              1,942 Premium Holdings (L.P.) 144A (acquired various dates from
                    1/4/94 to 12/15/99, cost 126,599) (NON) (RES)                                            27,189
              9,780 PSF Holdings Inc. LLC 144A Class A (NON) (AFF)                                       13,719,549
              2,872 RSL Communications, Ltd., Class A (NON)                                                   5,744
             73,800 Spanish Broadcasting System, Inc. (NON)                                                 876,375
                                                                                                      -------------
                    Total Common Stocks  (cost $37,859,980)                                           $  18,310,247


PURCHASED OPTIONS OUTSTANDING (0.5%) (a)                                       EXPIRATION DATE/
CONTRACT AMOUNT                                                                STRIKE PRICE                   VALUE
-------------------------------------------------------------------------------------------------------------------
     $7,100,000,000 Japanese Government Bond
                    10-year (call)                                              Dec 00/133.26 JPY     $  18,027,678
          5,000,000 North American Van Lines (put)                              Oct 00/93 USD                39,750
         34,873,418 Japanese Government Bond future
                    contracts (JP Morgan) (call)                                Oct 00/110.6 USD             19,459
         35,090,416 Japanese Government Bond future
                    contracts  (Merril Lynch) (call)                            Oct 00/110.6 USD             21,054
                                                                                                      -------------
                    Total Purchased Options Outstanding
                    (cost $19,212,589)                                                                $  18,107,941


CONVERTIBLE BONDS AND NOTES (0.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   12,250,000 Cybernet Internet Services Intl., Inc. 144A cv. sr. disc.
                    notes stepped-coupon zero %, (13s, 8/15/04), 2009 (STP)                           $   5,267,500
          6,815,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        3,168,975
          3,660,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                          3,046,950
          2,360,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                     2,000,100
          2,500,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                        2,325,000
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $18,011,747)                              $  15,808,525


CONVERTIBLE PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             10,000 Global Crossing, Ltd. 7.00% cv. cum.pfd. (Bermuda)                                $   1,985,000
             13,200 Global Crossing, Ltd. 6.75% cv. cum. pfd. (Bermuda)                                   3,304,126
            137,070 Global Telesystems Group, Inc. 144A 3.625 cv. cum. pfd.                               1,422,101
              6,030 Interact Systems, Inc. 14.00% cv. cum. pfd.                                                  60
             27,900 LTV Corp. (The) 144A 4.125 cv. pfd.                                                     641,700
                273 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 2,648,100
            121,000 PsiNet, Inc. 144A 3.50 cv. pfd.                                                       2,072,125
                819 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                        712,530
              4,586 XCL, Ltd 144A Ser. A, 9.50% cv. cum. pfd.                                                 2,293
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $22,117,786)                             $  12,788,035


WARRANTS (0.2%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                          DATE              VALUE
-------------------------------------------------------------------------------------------------------------------
                 66 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
              5,990 Asia Pulp & Paper Co., Ltd.144A                                       3/15/05                 1
              3,630 Bestel SA de CV (Mexico)                                              5/15/05           435,600
              3,630 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08           363,000
              5,612 Carrier1 Intl. SA                                                     2/19/09         1,403,000
             28,657 CellNet Data Systems, Inc.                                            10/1/07                29
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
             12,400 Comunicacion Cellular 144A (Colombia)                                 11/15/03           24,800
              4,480 Dayton Superior Corp.                                                 6/15/09            89,600
                 80 Decrane Aircraft Holdings                                             9/30/08                 1
             10,155 Destia Communications 144A                                            7/15/07           456,975
              4,650 Diva Systems Corp.                                                    5/15/06         2,650,500
             32,194 Diva Systems Corp.                                                    3/1/08            531,201
              4,250 Epic Resorts                                                          6/15/05                43
              4,820 Firstworld Communication Corp.                                        4/15/08            96,400
              5,350 Globalstar Telecommunications                                         2/15/04             5,350
              2,000 Huntsman Packaging Corp. 144A                                         6/1/10                  0
             65,538 ICG Communications                                                    10/15/05           65,538
              6,030 Interact Systems, Inc.                                                8/1/03                 60
              6,030 Interact Systems, Inc. 144A                                           12/15/09               60
              2,780 International Wireless
                    Communications Holdings 144A                                          8/15/01                 3
             84,592 Intira Corp. Class A                                                  2/1/10                  8
             29,070 Intira Corp. Class B                                                  2/1/10                  3
              6,500 Iridium World Com 144A                                                7/15/05                 1
              9,460 KMC Telecommunications Holdings, Inc.                                 4/15/08            28,380
              8,835 Knology Holdings                                                      10/22/07           53,010
              5,010 Maxcom Telecomunicaciones SA
                    de CV 144A (Mexico)                                                   4/1/07                 50
             14,715 McCaw International, Ltd.                                             4/15/07           294,300
              4,350 Mediq, Inc. 144A                                                      6/1/09                 44
              1,550 Metronet Communications 144A                                          8/15/07           131,750
                470 Motient Corp. 144A                                                    4/1/08             17,860
              2,510 Onepoint Communications, Inc.                                         6/1/08            200,800
              4,250 Orbital Imaging Corp. 144A                                            3/1/05             21,250
              8,485 Orion Network Systems                                                 1/15/07            44,546
             13,800 Pagemart, Inc. 144A                                                   12/31/03          158,700
              7,360 Paxson Communications Corp. 144A                                      6/30/03            40,480
              4,390 Raintree Resort 144A                                                  12/1/04                44
              3,980 Signature Brands, Ltd.                                                8/15/02                40
              8,690 Startec Global Communications Corp.                                   5/15/08             8,690
              2,160 Sterling Chemicals Holdings                                           8/15/08             8,640
              2,980 Telehub Communications Corp.                                          7/31/05             1,490
              8,070 Ubiquitel, Inc. 144A                                                  4/15/10           322,800
             14,235 UIH Australia/Pacific, Inc. 144A                                      5/15/06           427,050
                110 Versatel Telecom NV (Netherlands)                                     5/15/08            28,600
          1,000,580 Wright Medical Technology, Inc. 144A                                  6/30/03                10
              2,750 XM Satellite Radio Holdings, Inc. 144A                                3/15/10           522,500
                                                                                                     --------------
                    Total Warrants (cost $6,970,948)                                                 $    8,434,508


SHORT-TERM INVESTMENTS (6.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   25,000,000 Park Avenue Receivables for an effective yield of 6.52%,
                    October 17, 2000                                                                 $   24,927,556
         30,000,000 Sheffield Receivables Corp. for an effective yield of 6.52%,
                    October 6, 2000                                                                      29,972,875
         65,358,000 Interest in $65,358,000 repurchase agreement dated
                    September 29, 2000 with Morgan (J.P.) & Co., Inc.due
                    October 2, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $65,394,219 for an
                    effective yield of 6.65%                                                             65,358,000
         47,935,000 Interest in $789,642,000 joint repurchase agreement dated
                    September 29, 2000 with Morgan (J.P.) & Co., Inc.
                    due October 2, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $47,961,564 for an
                    effective yield of 6.65%                                                             47,935,000
         71,815,000 Interest in $800,000,000 joint repurchase agreement dated September 29, 2000 with S.B.C. Warburg, Inc.
                    due October 2, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $71,854,797 for an
                    effective yield of 6.65%                                                             71,815,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $240,008,431)                                 $  240,008,431
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,989,970,382) (b)                                      $3,579,267,226
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,552,461,565.

  (b) The aggregate identified cost on a tax basis is $3,998,770,886, resulting in gross unrealized appreciation and depreciation of $70,111,537 and $489,615,197, respectively, or net unrealized depreciation of $419,503,660.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2000 was $27,189 or less than 0.1% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2000:
      (as percentage of Market Value)

          Argentina             1.0%
          Brazil                1.1
          Canada                3.1
          Denmark               2.0
          Germany               1.6
          Greece                1.2
          Mexico                1.0
          Russia                1.3
          United Kingdom        3.1
          United States        79.6
          Others                5.0
                             ------
          Total               100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2000
(aggregate face value $621,773,326)
                                                                   Unrealized
                          Market      Aggregate Face  Delivery    Appreciation/
                          Value           Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars    $ 80,170,597     $84,910,744    12/20/00    $ (4,740,147)
Canadian Dollars        26,034,337      26,444,498    12/20/00        (410,161)
Euro Dollars           262,607,259     264,220,771    12/20/00      (1,613,512)
Japanese Yen            35,905,287      36,177,886    10/16/00        (272,599)
Japanese Yen           173,743,168     179,125,851    12/20/00      (5,382,683)
Swedish Kronas          21,303,779      21,457,712    12/20/00        (153,933)
Swiss Francs             9,453,991       9,435,864    12/20/00          18,127
------------------------------------------------------------------------------
                                                                  $(12,554,908)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2000
(aggregate face value $706,342,118)
                                                                   Unrealized
                          Market      Aggregate Face  Delivery    Appreciation/
                          Value           Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars    $  2,348,583      $2,385,681    12/20/00     $    37,098
British Pounds         107,559,847     105,877,896    12/20/00      (1,681,951)
Canadian Dollar        100,935,643     102,832,709    12/20/00       1,897,066
Danish Krone            64,905,688      65,792,680    12/20/00         886,992
Euro Dollars           201,361,178     202,598,639    12/20/00       1,237,461
Japanese Yen           196,786,774     203,061,907    12/20/00       6,275,133
New Zealand
Dollars                 22,582,532      23,792,606    12/20/00       1,210,074
------------------------------------------------------------------------------
                                                                   $ 9,861,873
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
Euribor Future
(Short)                $ 7,112,141     $ 7,109,922      Jun-01       $  (2,219)
Euro-bonds (Short)      60,010,586      59,913,368      Dec-00         (97,218)
Euro Dollars 90
day (Long)               7,100,893       7,098,563      Jun-02           2,330
Euroyen (Short)         48,966,537      48,949,176      Sep-01         (17,361)
Gilt (Short)            12,723,392      12,626,493      Dec-00         (96,899)
Libor Future 90
day (Long)              17,647,874      17,626,917      Jun-02          20,957
Libor Future 90
day (Long)               5,885,137       5,880,245      Mar-02           4,892
Libor Future 90
day (Short)              5,890,791       5,888,773      Mar-01          (2,018)
Libor Future 90
day (Short)             17,668,603      17,656,897      Jun-01         (11,706)
U.S. Treasury
Bonds (Long)             8,681,750       8,830,749      Dec-00        (148,999)
U.S. Treasury
Bonds 10 year
(Long)                  74,362,313      74,226,046      Dec-00         136,267
------------------------------------------------------------------------------
                                                                     $(211,974)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,989,970,382) (Note 1)      $3,579,267,226
-------------------------------------------------------------------------------------------------
Foreign currency (cost $ 2,292,362)                                                     2,292,022
-------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                              75,830,321
-------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                 24,203,799
-------------------------------------------------------------------------------------------------
Receivable for securities sold                                                         41,275,867
-------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                         11,561,951
-------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          528,032
-------------------------------------------------------------------------------------------------
Total assets                                                                        3,734,959,218

Liabilities
-------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        1,221,873
-------------------------------------------------------------------------------------------------
Payable for variation margin                                                              138,777
-------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                      77,806
-------------------------------------------------------------------------------------------------
Payable for securities purchased                                                      146,134,962
-------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              9,314,511
-------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            4,913,174
-------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                635,095
-------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             204,537
-------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                7,152
-------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  2,263,516
-------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                            14,254,986
-------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           3,104,479
-------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    226,785
-------------------------------------------------------------------------------------------------
Total liabilities                                                                     182,497,653
-------------------------------------------------------------------------------------------------
Net assets                                                                         $3,552,461,565

Represented by
-------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $4,457,934,051
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                             (67,212,575)
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                               (424,195,457)
-------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                    (414,064,454)
-------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $3,552,461,565

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,285,717,172 divided by 126,913,292 shares)                                             $10.13
-------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.13)*                                    $10.64
-------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,214,668,422 divided by 120,436,125 shares)**                                           $10.09
-------------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($12,440,985 divided by 1,231,095 shares)**                                                $10.11
-------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,022,624,505 divided by 101,384,596 shares)                                             $10.09
-------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.09)*                                    $10.43
-------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($17,010,481 divided by 1,676,571 shares)                                                  $10.15
-------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 356,856,923
-------------------------------------------------------------------------------------------
Dividends                                                                        15,961,108
-------------------------------------------------------------------------------------------
Total investment income                                                         372,818,031

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 21,093,229
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,313,759
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    83,251
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,253
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,453,533
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            14,639,191
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                93,596
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             5,021,510
-------------------------------------------------------------------------------------------
Other                                                                             1,260,424
-------------------------------------------------------------------------------------------
Total expenses                                                                   49,987,746
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (931,077)
-------------------------------------------------------------------------------------------
Net expenses                                                                     49,056,669
-------------------------------------------------------------------------------------------
Net investment income                                                           323,761,362
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (148,359,243)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   6,552,521
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                     (32,690,414)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                               (1,726,109)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
during the year                                                                 (39,920,650)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (216,143,895)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $ 107,617,467
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  323,761,362   $  362,221,857
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (174,497,136)    (196,140,309)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (41,646,759)    (166,068,998)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  107,617,467           12,550
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (119,435,246)    (138,363,215)
--------------------------------------------------------------------------------------------------
   Class B                                                           (117,128,256)    (143,702,788)
--------------------------------------------------------------------------------------------------
   Class C                                                               (734,624)        (190,341)
--------------------------------------------------------------------------------------------------
   Class M                                                            (85,286,799)     (78,578,491)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,176,437)      (1,387,021)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                             (5,087,333)      (2,769,429)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,989,066)      (2,876,304)
--------------------------------------------------------------------------------------------------
   Class C                                                                (31,291)          (3,810)
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,632,784)      (1,572,799)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (50,109)         (27,762)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (521,976)        (857,766)
--------------------------------------------------------------------------------------------------
   Class B                                                               (511,895)        (890,868)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (3,211)          (1,180)
--------------------------------------------------------------------------------------------------
   Class M                                                               (372,735)        (487,138)
--------------------------------------------------------------------------------------------------
   Class Y                                                                 (5,141)          (8,599)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (535,275,712)    (433,837,511)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (766,625,148)    (805,542,472)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   4,319,086,713    5,124,629,185
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $67,212,575 and
$99,104, respectively)                                             $3,552,461,565   $4,319,086,713
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.77       $11.66       $12.70       $12.29       $11.99
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .92(c)       .91(c)       .99(c)       .89(c)       .89
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.61)        (.87)       (1.17)         .39          .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .31          .04         (.18)        1.28         1.19
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.91)        (.91)        (.70)        (.87)        (.89)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.16)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.95)        (.93)        (.86)        (.87)        (.89)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.13       $10.77       $11.66       $12.70       $12.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.96         0.31        (1.67)       10.86        10.35
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,285,717   $1,506,532   $1,911,024   $2,104,971   $1,845,901
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .94          .94          .97          .99         1.02
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.73         8.04         7.88         7.17         7.32
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.85       142.29       188.75       250.93       304.39
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.72       $11.61       $12.65       $12.24       $11.95
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .83(c)       .82(c)       .89(c)       .79(c)       .80
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.59)        (.87)       (1.17)         .40          .29
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .24         (.05)        (.28)        1.19         1.09
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.83)        (.82)        (.60)        (.78)        (.80)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.16)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.87)        (.84)        (.76)        (.78)        (.80)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.09       $10.72       $11.61       $12.65       $12.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.30        (0.47)       (2.42)       10.08         9.47
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,214,668   $1,722,284   $2,174,770   $2,366,410   $2,135,148
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.69         1.69         1.72         1.74         1.77
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.96         7.29         7.13         6.42         6.57
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.85       142.29       188.75       250.93       304.39
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                             Year ended  Feb. 1, 1999+
operating performance                 Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $10.75       $11.51
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .84          .59
--------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.61)        (.75)
--------------------------------------------------------------
Total from
investment operations                    .23         (.16)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.83)        (.59)
--------------------------------------------------------------
In excess of net
investment income                       (.04)        (.01)
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
From return of capital (d)                --           --
--------------------------------------------------------------
Total distributions                     (.87)        (.60)
--------------------------------------------------------------
Net asset value,
end of period                         $10.11       $10.75
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.22        (1.40)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,441       $6,301
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.69         1.12*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.07         5.00*
--------------------------------------------------------------
Portfolio turnover (%)                142.85       142.29
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.73       $11.62       $12.67       $12.27       $11.97
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .88(c)       .87(c)       .96(c)       .82(c)       .86
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.59)        (.86)       (1.18)         .43          .31
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .29          .01         (.22)        1.25         1.17
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.89)        (.87)        (.67)        (.85)        (.87)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.02)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.16)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.93)        (.90)        (.83)        (.85)        (.87)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.09       $10.73       $11.62       $12.67       $12.27
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.74         0.09        (1.97)       10.59        10.12
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,022,625   $1,066,821   $1,019,477     $513,351      $46,327
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.19         1.19         1.22         1.24         1.28
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.48         7.81         7.69         6.88         7.09
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.85       142.29       188.75       250.93       304.39
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              July 1, 1996+
operating performance                                   Year ended September 30         to Sept. 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.78       $11.66       $12.70       $12.29       $12.07
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .92(c)       .93(c)      1.03(c)       .93(c)       .24
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)        (.86)       (1.18)         .38          .20
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .35          .07         (.15)        1.31          .44
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.94)        (.93)        (.73)        (.90)        (.22)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.16)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)      (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.98)        (.95)        (.89)        (.90)        (.22)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.15       $10.78       $11.66       $12.70       $12.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.29         0.63        (1.40)       11.14         3.70*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,010      $17,149      $19,358      $19,763       $2,662
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .69          .69          .72          .74          .19*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.97         8.27         8.15         7.29         1.95*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.85       142.29       188.75       250.93       304.39
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2000, the fund had a capital loss carryover of approximately $320,062,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $22,379,000    September 30, 2006
    71,604,000    September 30, 2007
   226,079,000    September 30, 2008

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $53,322,888 to increase distributions in excess of net investment income and $1,943,837 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $55,266,725. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended September 30, 2000, fund expenses were reduced by $931,077 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,724 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $215,260 and $1,105,030 from the sale of class A and class M shares, respectively, and received $2,898,745 and $4,653 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $11,918 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $3,003,161,418 and $3,631,651,550, respectively. Purchases and sales of U.S. government obligations aggregated $2,247,261,867 and $2,434,584,176, respectively.

Note 4
Capital shares

At September 30, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,209,684       $ 327,959,754
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                               8,434,622          88,642,757
---------------------------------------------------------------------------
                                            39,644,306         416,602,511

Shares
repurchased                                (52,647,043)       (554,877,895)
---------------------------------------------------------------------------
Net decrease                               (13,002,737)      $(138,275,384)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,185,937       $ 262,223,067
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                               8,899,020          99,795,354
---------------------------------------------------------------------------
                                            32,084,957         362,018,421

Shares
repurchased                                (56,040,869)       (631,115,193)
---------------------------------------------------------------------------
Net decrease                               (23,955,912)      $(269,096,772)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,047,145       $ 144,153,768
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,532,328          82,176,597
---------------------------------------------------------------------------
                                            21,579,473         226,330,365

Shares
repurchased                                (61,843.915)       (649,096,342)
---------------------------------------------------------------------------
Net decrease                               (40,264,442)      $(422,765,977)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,095,147       $ 226,033,109
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,832,582          98,618,613
---------------------------------------------------------------------------
                                            28,927,729         324,651,722

Shares
repurchased                                (55,520,167)       (621,977,692)
---------------------------------------------------------------------------
Net decrease                               (26,592,438)      $(297,325,970)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,964         $ 9,918,628
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   53,989             564,212
---------------------------------------------------------------------------
                                               998,953          10,482,840

Shares
repurchased                                   (354,197)         (3,709,857)
---------------------------------------------------------------------------
Net increase                                   644,756         $ 6,772,983
---------------------------------------------------------------------------

                                            For the period February 1, 1999
                                            (commencement of operations) to
                                                         September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    698,506          $7,813,038
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   12,323             135,025
---------------------------------------------------------------------------
                                               710,829           7,948,063

Shares
repurchased                                   (124,490)         (1,372,987)
---------------------------------------------------------------------------
Net increase                                   586,339          $6,575,076
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,470,953        $431,225,693
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  391,487           4,101,596
---------------------------------------------------------------------------
                                            41,862,440         435,327,289

Shares
repurchased                                (39,930,463)       (417,021,263)
---------------------------------------------------------------------------
Net increase                                 1,931,977        $ 18,306,026
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 65,331,032        $734,046,798
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  415,621           4,642,718
---------------------------------------------------------------------------
                                            65,746,653         738,689,516
---------------------------------------------------------------------------
Shares
repurchased                                (53,993,131)       (611,857,677)
---------------------------------------------------------------------------
Net increase                                11,753,522        $126,831,839
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    951,655         $ 9,861,047
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  115,508           1,231,689
---------------------------------------------------------------------------
                                             1,067,163          11,092,736

Shares
repurchased                                   (981,851)        (10,406,096)
---------------------------------------------------------------------------
Net increase                                    85,312         $   686,640
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    684,770          $7,737,679
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  124,669           1,414,783
---------------------------------------------------------------------------
                                               809,439           9,152,462

Shares
repurchased                                   (877,835)         (9,974,146)
---------------------------------------------------------------------------
Net decrease                                   (68,396)         $ (821,684)
---------------------------------------------------------------------------

Note 5
Transactions with Affiliated Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                Purchase    Sales   Dividend        Market
Affiliates                          cost     cost     Income         Value
-----------------------------------------------------------------------------
Name of affiliate
-----------------------------------------------------------------------------
Fitzgeralds Gaming Corp.             $--      $--        $--   $     2,237
PSF Holdings, Inc. LLC, Class A       --       --         --    13,719,549
-----------------------------------------------------------------------------
  Totals                             $--      $--        $--   $13,721,786

Note 6
Change in independent
accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 0.55% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended September 30, 2000, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


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Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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New features will be added to the site regularly. So be sure to bookmark us at
http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN028-65466  075/387/803  11/00




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to Annual Report dated 9/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 9/30/00                              NAV

1 year                                                3.29%
5 years                                              25.78
Annual average                                        4.69
10 years                                            125.20
Annual average                                        8.46
Life of fund (since class A inception, 10/3/88)
Annual average                                         7.73

Share value:                                           NAV

9/30/99                                              $10.78
9/30/00                                              $10.15
----------------------------------------------------------------------------
Distributions:      No.      Income        Capital gains      Total
                    12       $0.978            0.000         $0.978
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.